Exhibit 10.1

FIRST INCREMENTAL FACILITY AMENDMENT

Dated as of August 31, 2016

to the

CREDIT AGREEMENT

Dated as of June 6, 2014

among

COMPASS GROUP DIVERSIFIED HOLDINGS LLC,
as the Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

TD BANK, N.A.
and
U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agents

Arranged By:

BANK OF AMERICA MERRILL LYNCH,
SUNTRUST ROBINSON HUMPHREY, INC.,
TD SECURITIES (USA) LLC
and
U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers,

and

BANK OF AMERICA MERRILL LYNCH,
and
SUNTRUST ROBINSON HUMPHREY, INC.,
as Joint Bookrunners

FIRST INCREMENTAL FACILITY AMENDMENT

THIS FIRST INCREMENTAL FACILITY AMENDMENT (this “Amendment”) dated as of August 31, 2016 to the Credit Agreement referenced below is by and among Compass Group Diversified Holdings LLC, a Delaware limited liability company (the “Borrower”), the Incremental Revolving Lenders (defined below), the Incremental Term Loan Lenders (defined below) and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Credit Agreement dated as of June 6, 2014 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Borrower has notified the Administrative Agent that pursuant to Section 2.01(c)(i)(B) of the Credit Agreement (x) certain Lenders identified on the signature pages hereto (collectively, the “Incremental Revolving Lenders”) have agreed to provide an increase in the Aggregate Revolving Commitments in the amount of $150,000,000 which increase shall constitute an Incremental Revolving Increase (the “Incremental Revolving Facility”) and (y) certain Lenders identified on the signature pages hereto (collectively, the “Incremental Term Loan Lenders”) have agreed to provide an additional advance of the Term Loan in the amount of $250,000,000 which advance shall constitute an Incremental Tranche B Term Facility (the “Incremental Term Loan”).

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended by this Amendment).

2.	Establishment of Incremental Facilities.

2.1    Incremental Facility Amendment. This Amendment is an Incremental Facility Amendment.

2.2    Incremental Revolving Increase.

(a)    The Incremental Revolving Facility is an Incremental Revolving Increase incurred pursuant to Section 2.01(c) of the Credit Agreement.

(b)    Each Incremental Revolving Lender agrees that its Revolving Commitment is increased by the amount set forth on Schedule 1 hereto.

(c)    Immediately after giving effect to the Incremental Revolving Facility, the participations in L/C Obligations and Swing Line Loans shall be reallocated among the Lenders with Revolving Commitments such that each Lender with a Revolving Commitment holds its Applicable Percentage of outstanding participation interests in L/C Obligations and Swing Line Loans.

(d)    The Incremental Revolving Facility is incurred utilizing the basket set forth in Section 2.01(c)(i)(B) of the Credit Agreement and does not reduce the maximum principal amount of Incremental Facilities available under Section 2.01(c)(i)(A).

2.3    Incremental Term Loan.

(a)    The Incremental Term Loan is an Incremental Tranche B Term Facility incurred pursuant to Section 2.01(c) of the Credit Agreement.

(b)    Subject to the terms and conditions set forth herein and the Credit Agreement (as amended by this Amendment), each Incremental Term Loan Lender severally agrees to make its portion of the Incremental Term Loan to the Borrower in Dollars in a single advance on the date hereof in an amount not to exceed such Lender’s commitment to the Incremental Term Loan set forth on Schedule 1 hereto. The Incremental Term Loan is an addition of the Term Loan. The advance of the Term Loan made on the Closing Date and the Incremental Term Loan shall be deemed one term loan constituting the Term Loan and shall be subject to all of the terms and conditions applicable to the Term Loan.

(c)    The Incremental Term Loan is incurred utilizing the basket set forth in Section 2.01(c)(i)(B) of the Credit Agreement and does not reduce the maximum principal amount of Incremental Facilities available under Section 2.01(c)(i)(A).

2.4    New Lenders. From and after the date hereof, each Person identified on the signature pages hereto as an “Incremental Revolving Lender” and “Incremental Term Loan Lender” that is not a party to the Credit Agreement immediately prior to giving effect to this Amendment (each, a “New Lender”) shall be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents.

3.	Amendments to the Credit Agreement.

3.1    Section 2.05(a)(iii) of the Credit Agreement is amended by replacing “June 6, 2015” with     “February 28, 2017”.

3.2    Section 2.07(c) of the Credit Agreement is amended and restated in its entirety to read as     follows:

(c)    Term Loan. The Borrower shall repay the outstanding principal amount of the Term Loan in equal quarterly installments of $1,421,250 each (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05) on the last Business Day of each March, June, September and December, commencing September 30, 2016, unless accelerated sooner pursuant to Section 8.02, with the outstanding principal balance of the Term Loan due and payable in full on the Maturity Date.

4.
Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent in each case in a manner satisfactory to the Administrative Agent:

1.Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of the Borrower, each Incremental Revolving Lender, each Incremental Term Loan Lender and the Administrative Agent.

2.Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of legal counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated as of the date of this Amendment.

3.Resolutions. Receipt by the Administrative Agent of such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment.

4. 5.11 Acquisition. (a) The Agreement and Plan of Merger dated as of July 29, 2016 among 5.11 ABR Corp., 5.11 ABR Merger Corp., 5.11 Acquisition Corp. and TA Associates Management, L.P. (the “5.11 Acquisition Agreement”) shall not have been altered, amended, supplemented or otherwise changed in a manner materially adverse to the Lenders without the consent of the Administrative Agent and (b) the transactions contemplated by the 5.11 Acquisition Agreement shall have been consummated substantially in accordance with the 5.11 Acquisition Agreement.

5.Pro Forma Compliance Certificate. The Administrative Agent shall have received a Pro Forma Compliance Certificate demonstrating that after giving effect to the Incremental Facilities contemplated herein (and assuming that the entire amount of the Incremental Revolving Facility has been funded) the Borrower is incompliance with the financial covenants in Section 7.11 of the Credit Agreement on a Pro Forma Basis.

6.Notes. Receipt by the Administrative Agent of Notes dated as of the date of the First Incremental Facility Amendment executed by a Responsible Officer of the Borrower in favor of each New Lender requesting a Note from the Borrower.

7.Fees. Receipt by the Administrative Agent, each lead arranger for the transactions contemplated by this Amendment and the Lenders of any fees required to be paid on or before the date of this Amendment.

8.Attorney Costs. The Borrower shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the date hereof.

5.    Reaffirmation. The Borrower acknowledges and reaffirms that (a) it is bound by all of the terms of the Loan Documents to which it is a party and (b) it is responsible for the observance and full performance of all Obligations, including, without limitation, the repayment of the Loans and reimbursement of any drawings on any Letter of Credit. Furthermore, the Borrower acknowledges and confirms that (a) the Administrative Agent, the Lenders and the L/C Issuers have performed fully all of their obligations under the Credit Agreement and the other Loan Documents and (b) by entering into this Amendment, the Administrative Agent, the Lenders and the L/C Issuers do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the obligations of the Borrower thereunder.

6.    Miscellaneous.

6.1    The Credit Agreement (as amended hereby) and the obligations of the Borrower thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent, any Lender or any L/C Issuer of any rights and remedies under the Loan Documents, at law or in equity.

6.2    The Borrower hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers as follows:

(a)    The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment and the execution and performance hereof by the Borrower do not conflict with the Borrower’s Organization Documents or any law, agreement or obligation by which the Borrower is bound.

(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.

(d)    Before and after giving effect to the Incremental Facilities contemplated herein, the representations and warranties of the Borrower contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects as drafted) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any such representations and warranties qualified by materiality or Material Adverse Effect, in all respects as drafted) as of such earlier date.

(e)    Before and after giving effect to the Incremental Facilities contemplated herein, no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.3    This Amendment shall constitute a Loan Document for all purposes. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other electronic means (such as by email in “pdf” or “tif” format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

6.4    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Incremental Facility Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                COMPASS GROUP DIVERSIFIED HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Ryan J. Faulkingham
Name: Ryan J. Faulkingham
Title: Chief Financial Officer

ADMINISTRATIVE
AGENT:                BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Christine Trotter
Name: Christine Trotter
Title: Assistance Vice President

INCREMENTAL REVOLVING
LENDERS:                BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President

SUNTRUST BANK

By: /s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Jason Nadler
Name: Jason Nadler
Title: Managing Director

TD BANK, N.A.

By: /s/ Todd Antico
Name: Todd Antico
Title: Senior Vice President

FIFTH THIRD BANK

By: /s/ Eric Bunselmeyer
Name: Eric Bunselmeyer
Title: Assistant Vice President

THE PRIVATEBANK AND TRUST COMPANY

By: /s/ Sam L. Dendrinos
Name: Sam L. Dendrinos
Title: Managing Director

SIEMENS FINANCIAL SERVICES, INC.

By: /s/ Melissa J. Brown
Name: Melissa J. Brown
Title: Sr. Transaction Coordinator

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Alex K. Turner
Name: Alex K. Turner
Title: Senior Vice President

INCREMENTAL TERM
LOAN LENDERS:
BANK OF AMERICA, N.A.

By: /s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President

SCHEDULE I

AGGREGATE REVOLVING COMMITMENTS

Lender	Commitment to Incremental Borrowing Increase
Bank of America, N.A.	$34,616,250.00
Sun Trust Bank	$34,616,250.00
TD Bank, N.A.	$22,500,000.00
U.S. Bank National Association	$22,500,000.00
Fifth Third Bank	$13,125,000.00
The PrivateBank and Trust Company	$11,080,000.00
Siemens Financial Services, Inc.	$6,562,500.00
First Tennessee Bank National Association	$5,000,000.00
Total	$150,000,000.00

AGGREGSTE INCREMENTAL TERM LOAN COMMITMENTS

Lender	Commitment to Incremental Term Loan
Bank of America, N.A.	$250,000,000.00